Exhibit 10.1

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (this “Agreement”) is made and entered into on November 21, 2019, by and between Charles W. Ergen (the “Standby Purchaser”), and DISH Network Corporation, a Nevada corporation (the “Company”).

RECITALS

WHEREAS, the Company proposes to distribute, at no charge, to each holder of record of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), Class B common stock (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), 3.375% Convertible Notes due 2026 and 2.375% Convertible Notes due 2024 (the “Convertible Notes” and, together with the Common Stock, the “Eligible Securities”), as of November 17, 2019 (the “Record Date”) transferable rights (the “Subscription Rights”) to subscribe for and purchase additional shares of Class A Common Stock (the “Rights Offering”);

WHEREAS, the Company desires to raise a total of approximately $1,000,000,000 in connection with the Rights Offering;

WHEREAS, in connection with the Rights Offering, holders of the Company’s Eligible Securities of record as of the Record Date will receive a specified number of Subscription Rights for each share of Common Stock held as of the Record Date, or, in the case of the Convertible Notes, each share of Class A Common Stock into which those notes would be convertible based on the conversion rate in effect on the Record Date;

WHEREAS, each Subscription Right will entitle the holder thereof to purchase one share of Class A Common Stock (the “Subscription Privilege”) at a price of $33.52 per share of Class A Common Stock (the “Subscription Price”); and

WHEREAS, in order to facilitate the Rights Offering, the Company has offered to the Standby Purchaser the opportunity, and the Standby Purchaser has agreed and committed, to purchase at the Subscription Price, subject to the terms and conditions of this Agreement, any shares of Class A Common Stock that are not exercised pursuant to the Subscription Privilege in the Rights Offering (the “Unsubscribed Shares” and such offering, the “Standby Offering”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

Section 1. Standby Purchase Commitment.

(a) Standby Purchase Commitment. If and to the extent Unsubscribed Shares are not purchased by holders of the Company’s Eligible Securities pursuant to the exercise of Subscription Rights in connection with the Rights Offering, the Standby Purchaser hereby agrees to purchase from the Company and pay for and the Company agrees to issue, deliver and sell to the Standby Purchaser at the Subscription Price all such Unsubscribed Shares, up to the full amount of shares of Class A Common Stock offered by the Company in the Rights Offering (the “Commitment Amount”).

(b) Allocation of Unsubscribed Shares. Promptly following the expiration of the Rights Offering, the Company will determine the number of Unsubscribed Shares. Upon the Company’s determination of the number of Unsubscribed Shares, which shall be deemed to be correct absent manifest error, the Company promptly will notify the Standby Purchaser in writing of the amount

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of Class A Common Stock to be purchased by the Standby Purchaser, which amount may be less than the Commitment Amount (the “Allocated Amount”).

(c) Closing. On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the closing of the purchase and sale of the Allocated Amount (the “Closing”) shall take place promptly following the closing of the Rights Offering at the place, time and date to be determined by the parties hereto (the “Closing Date”). At the Closing, the Company shall deliver or cause to be delivered to the Standby Purchaser (or his designee) one or more certificates (or evidence of book-entry records) representing the shares of Class A Common Stock issued to the Standby Purchaser (or his designee) in respect of the Allocated Amount, and the Standby Purchaser shall deliver (or cause to be delivered) to the Company, in cash or other immediately available funds, the aggregate Subscription Price relating to such shares of Class A Common Stock.

(d) Withdrawal and Termination. At any time prior to the Closing Date, the Company may in its sole discretion withdraw or terminate the Rights Offering. In the event that the Company withdraws or terminates the Rights Offering, the Standby Purchaser’s rights and obligations under this Agreement will terminate and the Company will return the Standby Purchaser’s payment, or portion thereof, if any, to the Standby Purchaser, without interest or other income, promptly thereafter.

Section 2. Certain Agreements of the Standby Purchaser. The Standby Purchaser agrees with the Company that the certificates or book-entry notations with respect to the shares of Class A Common Stock to be issued pursuant to this Agreement shall bear a legend (and the Company’s share register shall bear a notation) substantially to the following effect and the Company will, or will direct the transfer agent for the Class A Common Stock to, remove the legend on the certificates at such time as they are no longer subject to this restriction:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, DELIVERED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO COMPLY WITH ALL SUCH RESTRICTIONS ON TRANSFER.

Section 3. Representations and Warranties of the Standby Purchaser. The Standby Purchaser represents and warrants to the Company as follows:

(a) Power and Capacity. The Standby Purchaser has full legal right and requisite power and capacity to enter into and to exercise its rights and to perform its obligations under this Agreement.

(b) Authorization of Agreement; Enforceability. This Agreement has been duly and validly executed and delivered by the Standby Purchaser. This Agreement is valid, binding and enforceable against the Standby Purchaser in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principals.

(c) No Registration. The Standby Purchaser understands that the shares of Class A Common Stock to be issued pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Standby Purchaser’s representations as expressed herein or otherwise made pursuant hereto.

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(d) Accredited Investor. The Standby Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act.

(e) Information; Knowledge of Business. The Standby Purchaser is familiar with the business in which the Company is engaged. The Standby Purchaser has knowledge and experience in financial and business matters; is familiar with the investments of the type that it is undertaking to purchase; is fully aware of the problems and risks involved in making an investment of this type; and is capable of evaluating the merits and risks of this investment. The Standby Purchaser acknowledges that, prior to executing this Agreement, it has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.

(f) Availability of Funds. The Standby Purchaser has available sufficient funds to pay the full Commitment Amount if needed.

(g) Investment Intent. The Standby Purchaser is acquiring its shares of Class A Common Stock for his own account with the intention of holding such shares for investment and not with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities laws, and the Standby Purchaser has no present intention of participating, directly or indirectly, in any sale, transfer or other distribution of the shares, except in compliance with applicable securities laws.

(h) No Manipulation or Stabilization of Price. The Standby Purchaser has not taken and the Standby Purchaser will not take, directly or indirectly, any action designed to or that would constitute, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and the Standby Purchaser is not aware of any such action taken or to be taken by any person.

Section 4. Representations and Warranties of the Company.

(a) Existence and Good Standing; Authority. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted.

(b) Authorization of Agreement; Enforceability. This Agreement has been duly and validly authorized, executed and delivered by the Company. This Agreement is valid, binding and enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principals.

(c) Due Authorization and Issuance of Shares. All of the shares of Class A Common Stock to be issued pursuant to this Agreement will have been duly authorized for issuance prior to the Closing, and, when issued and distributed as set forth in the prospectus to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the Rights Offering (the “Prospectus”), will be validly issued, fully paid and non-assessable; and none of such shares of Class A Common Stock will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Amended and Restated Articles of Incorporation, the Company’s Amended and Restated Bylaws or any material agreement or instrument to which the Company is a party or by which it is bound.

(d) No Conflicts. The Company is not in violation of its Amended and Restated Articles of Incorporation or Amended and Restated Bylaws or in default under any agreement, indenture or instrument to which the Company is a party, the effect of which violation or default could reasonably be expected to have a material adverse effect on the Company, and the execution,

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delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of any agreement, indenture or instrument to which the Company is a party which lien, charge or encumbrance could reasonably be expected to have a material adverse effect on the Company, or result in a violation of the Amended and Restated Articles of Incorporation or Amended and Restated Bylaws of the Company or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or any of its property; and, except as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

Section 5. Conditions to Closing.

(a) Conditions to Both Parties’ Obligations. The obligations of the Company and the Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)       the Rights Offering shall have been consummated in accordance with the terms and conditions described in the Prospectus; and

(ii)       no judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Standby Offering or the transactions contemplated by this Agreement.

(b) Conditions to Company’s Obligations. The obligations of the Company to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)        the representations and warranties of the Standby Purchaser in Section 3 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date; and

(ii)       the Standby Purchaser shall have performed all of its obligations hereunder.

(c) Conditions to Standby Purchaser’s Obligations. The obligations of the Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)       the representations and warranties of the Company in Section 4 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date; and

(ii)       the Company shall have performed all of its obligations hereunder.

Section 6. Survival. The representations and warranties of the parties contained in this Agreement or in any certificate delivered hereunder shall survive the Closing hereunder.

Section 7. Covenants.

(a) SEC Filings. The Company agrees, as soon as reasonably practicable after the Company is advised or obtains knowledge thereof, to advise the Standby Purchaser with a confirmation in writing, of (i) the time when any amendment or supplement to the Prospectus has been filed, (ii) the issuance by the Commission of any stop order, or of the initiation or threatening of any proceeding, suspending the effectiveness of the Registration Statement relating to the Rights Offering (the “Registration Statement”) or any amendment thereto or any order preventing or

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suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, (iii) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the shares of Class A Common Stock for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for such purpose, (iv) the receipt of any comments from the Commission directed toward the Registration Statement or any document incorporated therein by reference, and (v) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. The Company shall use its commercially reasonable efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible.

(b) Information About Standby Purchaser. The Standby Purchaser agrees to furnish to the Company all information with respect to the Standby Purchaser that may be necessary or appropriate and will make any information furnished to the Company for the Prospectus by the Standby Purchaser not contain any untrue statement of material fact or omit to state a material fact required to be stated in the Prospectus or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Public Announcements. Neither the Company nor the Standby Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party hereto, which consent shall not be unreasonably withheld or delayed, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable.

(d) NASDAQ Listing. The Company shall cause the shares of Class A Common Stock issued to the Standby Purchaser hereunder to be listed on the NASDAQ Stock Market (“NASDAQ”).

Section 8. Termination.

(a) By Standby Purchaser. The Standby Purchaser may terminate this Agreement (i) upon the occurrence of a suspension of trading in the Class A Common Stock by NASDAQ, any suspension of payments with respect to banks in the United States or a declaration of war or national emergency in the United States, or (ii) if the Company materially breaches its obligations under this Agreement and such breach is not cured within five business days following written notice to the Company.

(b) By Company. The Company may terminate this Agreement (i) in the event the Company, in its reasonable judgment, determines that it is not in the best interests of the Company and its stockholders to proceed with the Rights Offering, (ii) if consummation of the Rights Offering and/or the Standby Offering is prohibited by applicable law, rules or regulations, or (iii) if the Standby Purchaser materially breaches his obligations under this Agreement and such breach is not cured within five business days following written notice to the Standby Purchaser.

(c) Other. Any of the parties hereto may terminate this Agreement if the transactions contemplated hereby are not consummated by December 31, 2019 through no fault of the terminating party. In addition, this Agreement shall terminate upon the parties’ mutual consent.

(d) Effect of Termination. The Company and the Standby Purchaser hereby agree that any termination of this Agreement pursuant to this Section 8 (other than termination by one party in the event of a breach of this Agreement by the other party or a misrepresentation of any of the

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statements made hereby by the other party), shall be without liability to the Company or the Standby Purchaser.

Section 9. Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered in person, (b) on the third (3rd) business day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (c) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

If to the Company:

DISH Network Corporation

9601 South Meridian Blvd.

Englewood, Colorado 80112

Attn: Executive Vice President and General Counsel

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Scott D. Miller

If to the Standby Purchaser:

Charles W. Ergen

9601 South Meridian Blvd.

Englewood, Colorado 80112

With a copy to:

Robert J. Hooke

P.O. Box 610

Littleton, Colorado 80160

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 9.

Section 10. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the Standby Purchaser and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.

Section 12. Amendments. This Agreement may be modified or amended only with the written consent of the Company and the Standby Purchaser.

Section 13. Severability. If any provision of this Agreement shall be invalid under the applicable law of any jurisdiction, the remainder of this Agreement shall not be affected thereby.

Section 14. Miscellaneous.

(a)       Notwithstanding any term to the contrary herein, no person other than the Company or the Standby Purchaser shall be entitled to rely on and/or have the benefit of, as a third party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Agreement.

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(b)       The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(c)       This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

(d)       The Standby Purchaser shall not assign this Agreement or any of his rights or obligations hereunder without the Company’s prior written consent.

(e)       Each party to this Agreement shall pay his or its own costs and expenses (including attorney fees) incurred in connection with the Rights Offering, the Standby Purchase and the other transactions contemplated by this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the Standby Purchaser and the Company have executed this Agreement on and as of the date first set forth above.

CHARLES W. ERGEN

By:	/s/ Charles W. Ergen
	Name:	Charles W. Ergen

DISH NETWORK CORPORATION

By:	/s/ Brandon Ehrhart
	Name:	Brandon Ehrhart
	Title:	SVP, Deputy General Counsel and Secretary